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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  April 8, 1998


                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
                 ---------------------------------------------
                (Exact name of issuer as specified in charter)


        Delaware                   0-29-092                54-1708481
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
    of Incorporation)            File Number)           Identification No.)

                              1700 Old Meadow Road
                            McLean, Virginia  22102
                    (Address of principal executive offices)

                                 (703) 902-2800
              (Registrant's telephone number, including area code)


ITEM 5.   OTHER EVENTS
          ------------

          As of April 8, 1998, Primus Telecommunications Group, Incorporated ("Primus"), Taurus Acquisition Corporation, a Florida corporation and a wholly-owned subsidiary of the Company ("TAC"), and TresCom International, Inc., a Florida corporation ("TresCom"), entered into Amendment No. 1 to Agreement and Plan of Merger (the "Amendment") which amended the Agreement and Plan of Merger, dated as of February 3, 1998, by and among Primus, TAC and TresCom (the "Merger Agreement").
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          The Amendment conforms the definition of Requisite Stockholder
Approval to correspond with other provisions of the Merger Agreement. The Amendment is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to such Exhibit.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
          -----------------------------------------------------------------

     2.1 Amendment No. 1 to Agreement and Plan of Merger, by and among Primus Telecommunications Group, Incorporated, Taurus Acquisition Corporation and TresCom International, Inc., dated as of April 8, 1998.



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIMUS TELECOMMUNICATIONS
                                    GROUP, INCORPORATED

                                    s/ Neil L. Hazard
                                    _________________________________
Date:     April 9, 1998             By: Neil L. Hazard
                                    Executive Vice President and
                                    Chief Financial Officer

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                                 EXHIBIT INDEX



     EXHIBIT
       NO.                 DESCRIPTION
     -------               -----------

       2.1 Amendment No. 1 to Agreement and Plan of Merger, by and among Primus Telecommunications Group, Incorporated, Taurus Acquisition Corporation and TresCom International, Inc., dated as of April 8, 1998.

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